UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WABASH NATIONAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WABASH NATIONAL CORPORATION ATTN: LEGAL/CORPORATE SECRETARY 3900 MCCARTY LANE LAFAYETTE, IN 47905 D96718-P87113

 You invested in WABASH NATIONAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2023.

 Get informed before you vote

View the Combined Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 10, 2023 10:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/WNC2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect nine members of the Board of Directors from the nominees named in the accompanying proxy statement;

Nominees:

1a.	Therese M. Bassett	For

1b.	John G. Boss	For

1c.	Trent Broberg	For

1d.	Larry J. Magee	For

1e.	Ann D. Murtlow	For

1f.	Sudhanshu S. Priyadarshi	For

1g.	Scott K. Sorensen	For

1h.	Stuart A. Taylor II	For

1i.	Brent L. Yeagy	For

2.	To approve, on an advisory basis, the compensation of our named executive officers;	For

3.	To ratify the appointment of Ernst & Young LLP as Wabash National Corporation’s independent registered public accounting firm for the year ending December 31, 2023; and	For

4.	To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D96719-P87113